                                                                    EXHIBIT 10.8


                   AMENDED AND RESTATED RECREATIONAL LICENSE
                   -----------------------------------------


     This AMENDED AND RESTATED RECREATIONAL LICENSE (hereinafter referred to as "Agreement") is made as of the 1st day of January, 1994, by and among MARRIOTT DESERT SPRINGS LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "OWNER"), DESERT SPRINGS HOTEL SERVICES, a joint venture controlled by Marriott International, Inc. (hereinafter referred to as "OPERATOR"), MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation (hereinafter referred to as "DEVELOPER"), and DESERT SPRINGS VILLAS TIMESHARE ASSOCIATION, a California non-profit mutual benefit corporation (hereinafter referred to as "ASSOCIATION").

                                   RECITALS
                                   --------

     A. OWNER owns the Marriott's Desert Springs Resort and Spa (hereinafter referred to as the "Resort") in Palm Desert, California located adjacent to the site upon which Developer has developed and continues to develop a timeshare condominium project known as Desert Springs Villas (hereinafter referred to as
                             ---------------------
the "Project").
     -------

     B.  OPERATOR is responsible for management and operation of the Resort.

     C. The parties hereto, excluding the ASSOCIATION, previously entered into that certain Recreational License dated as of November 3, 1989 and recorded on March 23, 1990 as Instrument No. 106099 (the "Recreational License") in the Office of the County Recorder of Riverside County, California (the "Recorder's Office") wherein DEVELOPER secured for itself and for the benefit of owners of timeshare interests in the Project (hereinafter referred to as the "Timeshare Owners") certain use rights in various recreational facilities at the Resort outlined below.

     D. DEVELOPER on even date and simultaneous with execution and recording of the aforedescribed Recreational License, entered into with the ASSOCIATION that certain Assignment of Use Rights Under Recreational License pursuant to which it assigned its rights and delegated most of its duties under the aforedescribed Recreational License with regard to the Project to the ASSOCIATION.

     E. The parties hereto subsequently entered into that certain First Amendment to Recreational License dated February 12, 1991 and recorded on April 26, 1991 as Instrument No. 137896 (the "First Amendment") in the Recorder's Office in order to amend and/or clarify certain provisions of the Recreational License.

     F.  The parties hereto wish to amend and restate herein the Recreational
                            -------------------------------------------------
License and First Amendment.
----------------------------

     NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                    1 of 11

1.   RECITALS. The aforedescribed recitals are true and correct.
     --------

2.   GRANT OF LICENSE; NO INTEREST OR ESTATE GRANTED. OWNER hereby reconfirms
     -----------------------------------------------
     its grants to DEVELOPER, for the benefit of itself, its permitted assigns, and its intended beneficiaries, the Timeshare Owners, and the DEVELOPER'S subsequent assignment to the ASSOCIATION, of a license to use, subject to all of the terms and conditions hereof, the Resort golf courses, tennis courts, spa facilities and resort swimming pool specifically designated in Paragraph 3 hereinbelow (hereinafter sometimes collectively referred to as "Facilities"). DEVELOPER agrees that neither it nor any party(ies) claiming rights through or under it have or shall claim, at any time, any interest or estate of any kind or extent whatsoever in the Resort premises upon which the Facilities are located by virtue of this Agreement or any permitted use hereunder.

3.   DESIGNATED USE OF SPECIFIC FACILITIES.  With respect to the Facilities,
     -------------------------------------
     DEVELOPER and its permitted assigns, including the ASSOCIATION and the Timeshare Owners and their family members, guests, certain renters and/or other certain authorized users of an assigned condominium unit at the Project, as applicable, (hereinafter for the sake of convenience sometimes collectively referred to as "permitted users"), shall have the following use rights during any period of time such certain permitted users are occupying an assigned condominium unit at the Project:

     (a) the right to use the Resort golf courses on the same basis, including payment of standard greens fees, as hotel guests;

     (b) the right to use the Resort tennis courts on the same basis as hotel guests, except that they shall not be required to pay a fee for court time;

     (c) the right to use the Resort spa facilities on the same basis as hotel guests, to include, for example, payment of a daily admission fee and standard user fees except they and their permitted users shall not be required to pay a daily admission or entry fee to gain access to the Resort spa facilities, unless such permitted users other than Timeshare Owners themselves are renters who may only have access to the exercise and weight room free of charge and must pay the daily admission or entry fee for the spa; and

     (d) the right to use the Resort swimming pool on the same basis as hotel guests.

4.   FEES.  DEVELOPER acknowledges the fact that permitted users will be charged
     ----
     reasonable use fees for the use of the Facilities as imposed by OPERATOR for hotel guests and/or the general public, whichever is less, except there shall be no fee for tennis court time or entry into the Resort spa facilities for permitted users (excluding renters) other than as discussed in Subparagraphs 3(b) and 3(c) above.

     DEVELOPER acknowledges the fact that the OPERATOR may increase the fees imposed in the future, and all permitted users shall pay the same increased fees as that


                                    2 of 11
     paid by hotel guests and/or the general public at large, whichever is less.

     There shall be no initiation fee charged to the DEVELOPER and/or its permitted assigns and intended beneficiaries for the privileges granted hereunder; however, there shall be an annual fee. The initial annual fee was $20.00 per timeshare interest for each condominium unit at the Project and is currently $28.80 per such timeshare interest. The annual fee in either case shall begin when a unit is annexed into the Project and a certificate of occupancy is issued for those weeks that are occupiable during the first year of operation; thereafter, the annual fee shall be collected for each of the fifty-one weeks or timeshare interests in each condominium unit which is part of the Project as of January 1st of each year. The OPERATOR reserves the right to adjust this fee annually to reflect increased costs of operations. Notwithstanding the foregoing, the annual increase in said annual fee shall not exceed the increase in the Consumer Price Index (as hereinafter defined) plus one percent (1%) (e.g., if the Consumer Price Increase equals five percent (5%), then the annual increase shall equal six percent (6%) since the date of the most recent increase in such annual fee, but in no event shall the annual increase be more than fifteen (15%) percent in any given year. For purposes hereof, the Consumer Price Index shall mean the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers, all items 1982-4=100, for the Riverside County, California Metropolitan Statistical Area presently published by the U.S. Department of Labor, Bureau of Labor Statistics (the "Bureau"), Washington, D.C. If the foregoing standard is no longer available, then the parties may mutually agree to a different standard; if they cannot agree on a different standard, then they shall submit the matter to binding arbitration. Payment of the annual fees by DEVELOPER shall be due no later than March 1st of each year for that year's play (except for the first year of operation, where the annual fees will be paid in arrears on a monthly basis as condominium units are annexed into the Project and a certificate of occupancy is issued for same) or such other date as is mutually agreed to by OPERATOR and DEVELOPER. Annual fees due and owing after March 1st or such other date mutually agreed to by OPERATOR and DEVELOPER shall bear interest at the rate of twelve percent (12%) per annum. Upon non-payment of the annual fees required hereunder or any other default by DEVELOPER, OPERATOR shall provide the DEVELOPER with a written notice of said default and simultaneously provide a copy of such notice to the ASSOCIATION as described in paragraph 10 hereinbelow. The DEVELOPER shall have fifteen
     (15) days after receipt of said written notice to cure same. If such defaults are not cured within this period, or as extended by OPERATOR in its sole discretion, then the OWNER may terminate all of DEVELOPER's rights hereunder, and this Agreement shall become null and void. In the event that this Agreement is terminated pursuant to Paragraph 7 below prior to the end of its normal term, as renewed, if any, then the DEVELOPER or the ASSOCIATION, as applicable, shall be entitled to a refund of a pro-rated portion of the annual fee for the unused portion of the year in which the Agreement was terminated.

5.   ADHERENCE TO PUBLISHED RULES; CONSEQUENCES OF VIOLATIONS. The DEVELOPER
     --------------------------------------------------------
     acknowledges that it, and those claiming rights to the use of the Facilities under it, will obey all rules and regulations of the OPERATOR and its staff

                                    3 of 11
     for use of the Facilities. Violators will be subject to the reasonable penalties for violations of the rules and regulations. However, such violations shall not otherwise affect the rights of the DEVELOPER, its permitted assigns and its intended beneficiaries under this Agreement.

6.   RESPONSIBILITY FOR OPERATION, REPAIR AND MAINTENANCE OF FACILITIES. It is
     ------------------------------------------------------------------
     understood by the parties hereto that the responsibility for operation, repair and maintenance of the Facilities rests solely with the OWNER, OPERATOR and/or its staff who shall maintain the Facilities in reasonably satisfactory conditions. The DEVELOPER shall not be required to make any repairs or maintain or operate the Facilities. The OWNER and/or OPERATOR shall be permitted to close any of the Facilities for reasonable maintenance and repairs, including, but not limited to, times during usual and customary reseeding requirements of golf courses within the Coachella Valley area, so long as some reasonable use of the Resort golf course, tennis courts and/or Resort spa facilities is still available to the DEVELOPER and/or any party(ies) claiming rights hereunder by or through it.

7.   ADDITIONAL AND/OR CONTINUED USE OF FACILITIES. Nothing contained in this
     ---------------------------------------------
     Agreement shall limit in any way the right of the OWNER or OPERATOR, or any of their successors or assigns, to provide other persons or entities with rights to use or otherwise enjoy the Facilities; provided, however that the DEVELOPER and its permitted assigns and intended beneficiaries shall continue to enjoy reasonable access to and use of the Facilities. The rights and obligations of the parties contained herein are contingent on the continued existence of such Facilities, and they shall be in effect only for as long as such Facilities are in existence and the Resort is operated as a hotel. The OWNER or OPERATOR shall have the right to remove or change the design or use of any Facilities or discontinue the operation of any portion of the Facilities, so long as golf, tennis, spa and swimming pool facilities are still available to the DEVELOPER and its permitted assigns and intended beneficiaries. Notwithstanding the foregoing, the OWNER or OPERATOR may eliminate spa facilities if they no longer remain economically feasible to operate and are no longer made available to hotel guests, so long as OWNER or OPERATOR have provided not less than thirty
     (30) days advanced written notice of such elimination to the DEVELOPER and/or the ASSOCIATION, as applicable. Should the Facilities, or any essential part thereof, be totally destroyed by fire or other casualty, this Agreement shall immediately terminate. In the case of partial destruction where use would be materially inhibited without major reconstruction, this Agreement may be terminated by any party giving written notice to the other party(ies) specifying the date of termination. Such notice shall be given within thirty (30) days prior to the termination date therein specified. The OWNER and OPERATOR make no representation that any entity, including the OWNER, OPERATOR or Marriott International, Inc., will be or remain affiliated with the Resort or that the Resort will continue to be operated as such in the future. However, so long as the Resort is operated as a hotel and the Facilities continue to remain open to hotel guests and/or the general public, the DEVELOPER and any party(ies) claiming rights by or through the DEVELOPER shall continue to be allowed to utilize the Facilities. If the Facilities are no longer available for use as set forth herein for whatever reason,


                                    4 of 11
     then the DEVELOPER (or the ASSOCIATION upon assignment of the DEVELOPER's rights and responsibilities hereunder) may terminate this Agreement with prior advanced written notice to the OPERATOR setting forth the reason for termination, and no party hereto shall thereafter have any further obligations hereunder.

8.   INSTALLATION OR ATTACHMENT OF PROPERTY TO RESORT PREMISES; MODIFICATION OR
     --------------------------------------------------------------------------
     ALTERATION OF FACILITIES. The DEVELOPER agrees that neither it nor any
     ------------------------
     party(ies) claiming rights hereunder by or through it shall install or attach any property to the Resort premises upon which the Facilities are located nor, in any way, modify or alter the Facilities.

9.   TERM.  Subject to Paragraph 7 above, this Agreement shall continue through
     ----
     December 31, 2009, and it shall be automatically renewable for successive five (5) year periods unless terminated sooner as provided herein. Subject to Paragraph 7 above, any party may terminate this Agreement at the end of the initial or subsequent term by giving written notice to the other party(ies), specifying the date of termination, such notice to be given not less than thirty (30) days prior to the end of the term.

10.  ASSIGNMENT.   No assignment of this Agreement shall be made by the
     ----------
     DEVELOPER without the prior written consent of the OWNER, which approval shall not be unreasonably withheld, except for an assignment, in whole or in part, by the DEVELOPER to an affiliated entity of the DEVELOPER or to the ASSOCIATION. Upon receipt of a certificate of occupancy for a condominium unit constructed at the Project and such unit becoming part of the timeshare plan, the DEVELOPER's rights to use of the recreational facilities described herein shall automatically be assigned to the ASSOCIATION and the ASSOCIATION agrees to assume any and all obligations of the DEVELOPER hereunder, except for the requirement to provide indemnification to the OWNER pursuant to Paragraph 11 herein. The ASSOCIATION shall make the annual fee part of the ASSOCIATION's annual budget, and it shall collect the annual fee as part of the annual assessment and pay the entire amount for the annual fee due and owing to the OPERATOR either to the DEVELOPER or, with the DEVELOPER's consent, directly to the OPERATOR. The OWNER agrees to allow the ASSOCIATION and its members to utilize the Facilities described herein and to allow the ASSOCIATION to cure any defaults by the DEVELOPER hereunder. In this regard, the OWNER and OPERATOR agree to provide the ASSOCIATION with a written copy of any notice of a default hereunder sent to the DEVELOPER. Similarly, should the ASSOCIATION not receive full payment of the annual fees required to be paid hereunder due to non-payment of assessments by the ASSOCIATION's members, then the DEVELOPER shall have the right to pay such fees to the OPERATOR so as to not give rise to a default and termination of its use rights hereunder, and thereafter, the DEVELOPER shall be entitled to recoup all such monies from the ASSOCIATION.

11.  INDEMNIFICATION. OPERATOR and DEVELOPER hereby jointly and severally
     ---------------
     indemnify the OWNER and hold the OWNER harmless from and against any claims, demands, damages, liabilities and expenses, including attorney's fees and disbursements,


                                    5 of 11
     arising out of or in connection with any claims by purchasers of timeshare interests at the Project that they have not received rights to use any of the Facilities or that such rights are misrepresented or not adequately disclosed to them.

l2.  NOTICES. Any notices required hereunder shall be delivered personally with
     -------
     evidence of receipt, by certified, U.S. mail, return receipt requested, or by a nationally recognized overnight courier service at the addresses set forth below or such other address designated by the parties hereto as follows:

           If to OWNER:        MARRIOTT DESERT SPRINGS LIMITED
                               PARTNERSHIP
                               c/o Host Marriott Corporation
                               -----------------------------
                               Attn: Bruce Wardinski, Treasury Dept.
                               10400 Fernwood Drive (Dept. 72/924.11)
                               Washington, D.C. 20058

           If to OPERATOR:     DESERT SPRINGS HOTEL SERVICES
                               c/o Marriott Hotel Services, Inc.
                               Attn: James P. Graham, Accounting Dept.
                               74-855 Country Club Drive
                               Palm Desert, California 92260

           If to DEVELOPER:    MARRIOTT OWNERSHIP RESORTS, INC.
                               ATTN: Executive Vice President
                                     and General Manager
                               1807 Crystal Lake Drive
                               Post Office Box 890 (33802 for P.O. Box)
                               Lakeland, Florida 33801

           If to ASSOCIATION:  DESERT SPRINGS VILLAS
                               TIMESHARE ASSOCIATION
                               c/o Marriott Resorts Hospitality
                               Corporation
                               ATTN: Vice President of Operations
                               1200 U.S. Highway South, Suite 10
                               Lakeland, Florida 33801

13.  WRITTEN AGREEMENT AS ENTIRE UNDERSTANDING OF PARTIES. The making, execution
     ----------------------------------------------------
     and delivery of this Agreement by the DEVELOPER and the ASSOCIATION have been induced by no representations, statements, warranties, or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties. There are no other agreements or understandings, written or oral, in effect between the parties, relating to the subject matter hereof. This instrument may be amended or modified only by a written instrument signed by the respective parties hereto.


                                    6 of 11

     14.  BINDING EFFECT. This Agreement is binding upon the successors and
          --------------
          assigns of the parties hereto.

     15.  GOVERNING LAW. The provisions of this Agreement shall be governed by
          -------------
          California law.

     IN WITNESS WHEREOF, the parties hereto have set their respective hands and seals on the dates hereinbelow listed.


                                       OWNER:

                                       MARRIOTT DESERT SPRINGS
                                       LIMITED PARTNERSHIP

                                       BY:  Marriott Desert Springs Corporation,
                                            a Delaware corporation,
                                            General Partner



ATTEST: /s/ Christopher G. Towsend     BY: /s/ Robert E. Parsons, Jr.
       ---------------------------        -------------------------------------
       Christopher G Townsend,            Robert E. Parsons, Jr.,
       Secretary                          President


     (Corporate Seal)                  DATE:
                                            -----------------------------------


                                       OPERATOR:

                                       DESERT SPRINGS HOTEL SERVICES

                                       BY:  Marriott International, Inc., a
                                            Delaware Corporation, Joint Venturer


ATTEST: /s/ Joan Rector McGlockton     BY: /s/ William R. Tiefel
       ---------------------------        -------------------------------------
       Joan Rector McGlockton,            William R. Tiefel,
       Secretary                          Vice President


     (Corporate Seal)                  DATE:
                                            -----------------------------------


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

                                       DEVELOPER:

                                       MARRIOTT OWNERSHIP RESORTS, INC.
                                       a Delaware corporation




ATTEST: /s/ Joseph F. Scalo            BY: /s/ Robert M. Eckenroth
       -------------------------          -------------------------------------
       Joseph F. Scalo,                   Robert M. Eckenroth,
       Assistant Secretary                Vice President


     (Corporate Seal)                  DATE: January 1, 1994
                                            -----------------------------------


                                       ASSOCIATION:

                                       DESERT SPRINGS VILLAS
                                       TIMESHARE ASSOCIATION
                                       a California non-profit mutual benefit
                                       corporation



ATTEST: /s/ Robert M. Eckenroth,       BY: /s/ Joseph Lawrence
       -------------------------          -------------------------------------
       Robert M. Eckenroth,               Joseph Lawrence,
       Secretary                          President

     (Corporate Seal)                  DATE: February 3, 1994
                                            -----------------------------------


STATE OF MARYLAND        )
                         ) SS.
COUNTY OF MONTGOMERY     )

     On February 9, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Parsons and Christopher Townsend, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as President and Secretary of Marriott Desert Springs Corporation, General Partner of Marriott Desert Springs Limited Partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors and under authority of the partnership.

  WITNESS my hand and official seal.

                                           /s/ Laura Anna Babin
                                           ------------------------------------
                                           Notary Public

                                                 LAURA ANNA BABIN
                                            NOTARY PUBLIC STATE OF MARYLAND
                                         My Commission Expires November 30, 1997


                                    8 of 11

STATE OF MARYLAND        )
                         )SS.
COUNTY OF MONTGOMERY     )

      On February 10, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared William R. Tiefel and Joan Rector McGlockton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as Vice President and Secretary of Marriott International, Inc., a joint venturer of Desert Springs Hotel Services that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors and under authority of the joint venture agreement.

  WITNESS my hand and official seal.


                                           /s/ Gail L. Kane
                                           ------------------------------------
                                           Notary Public

                                           [SEAL OF NOTARY PUBLIC APPEARS HERE]


STATE OF FLORIDA         )
                         )ss.
COUNTY OF POLK           )

      On January 1, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert M.. Eckenroth and Joseph F. Scalo, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as Vice President and Assistant Secretary of Marriott Ownership Resorts, Inc. that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.


                                     /s/ Kathy L. Bedgood
                                -----------------------------------------------
                                (Signature of person taking acknowledgment)

                                [SEAL OF NOTRARY
                                PUBLIC APPEARS HERE]         Kathy L. Bedgood
                                -----------------------------------------------
                                (Name of officer taking acknowledgment -
                                      typed, printed or stamped)



                                -----------------------------------------------
                                (Title or rank)



                                -----------------------------------------------
                                (Serial number, if any)


                                    9 of 11

STATE OF CALIFORNIA      )
                         )SS.
COUNTY OF LOS ANGELES    )

     On February 3, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared, Joseph Lawrence personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President of Desert Springs Villas Timeshare Association, a California non-profit mutual benefit corporation, that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.

  WITNESS my hand and official seal.


                                            /s/ Marvett J. Bolding
                                           ------------------------------------
                                           Notary Public


STATE OF FLORIDA         )                 [SEAL OF
                         )ss.              NOTARY PUBLIC
COUNTY OF POLK           )                 APPEARS HERE]


     On__________ , 19__, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert M. Eckenroth, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Secretary of Desert Springs Villas Timeshare Association, a California non-profit mutual benefit corporation, that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.


                                -----------------------------------------------
                                (Signature of person taking acknowledgment)



                                -----------------------------------------------
                                (Name of officer taking acknowledgment -
                                      typed, printed or stamped)



                                -----------------------------------------------
                                (Title or rank)



                                -----------------------------------------------
                                (Serial number, if any)


                                   10 of 11

                                    CONSENT

           The undersigned, as holder of the beneficial interest in and under that certain Deed of Trust dated July 26, 1989 and recorded on July 27, 1989 as Instrument No. 250481 in the Office of the County Recorder of Riverside County, California which Deed of Trust is by and between Marriott Desert Springs Limited Partnership, a Delaware limited partnership, as Trustor, Commonwealth Land Title Company, a California corporation, as Trustee, and the First National Bank of Chicago, a National Banking Association, acting for itself and as "Agent" as described in the Deed of Trust) as Beneficiary, hereby consents to the rights of the Developer under that certain Amended and Restated Recreational License dated the 1st day of January, 1994, by and among Marriott Desert Springs Limited Partnership, a Delaware limited partnership, as licensor, (the "OWNER"), Desert Springs Hotel Services (the "OPERATOR") and Marriott Ownership Resorts, Inc., a Delaware corporation, as licensee (the "Developer"), to which this Consent is appended. The undersigned, should it acquire title to the real and personal property through foreclosure or by deed in lieu of foreclosure, shall recognize each and every right of the Developer and its permitted assigns and/or intended beneficiaries under the Amended and Restated Recreational License, provided that the Developer shall perform each of its obligations thereunder. The undersigned, for the benefit of the Developer and its successors and assigns, hereby declares that the consents expressed hereunder shall be binding upon its successors and assigns, shall be covenants running with the real property which is subject to the Recreational License and shall comprise equitable servitudes upon such property.

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     a national banking association, for itself and as Agent as aforesaid

                                     BY:
                                        ---------------------------------------
                                        Its:
                                            -----------------------------------

                                     DATE:
                                          -------------------------------------

STATE OF_________________)
                         )ss.
COUNTY OF________________)

     I hereby certify that on this ____ day of ______________, 1994, before the subscriber _________________________, personally appeared ____________________,
____________________ of The First National Bank of Chicago, did acknowledge the foregoing instrument to be the act and deed of The First National Bank of Chicago.

                                           ------------------------------------
                                           Notary Public
My commission expires:



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